Exhibit 99.2

GOVERNMENT PROPERTIES

INCOME TRUST

Third Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

TABLE OF CONTENTS

Page

CORPORATE INFORMATION

Company Profile	5
Investor Information	6
Research Coverage	7

FINANCIAL INFORMATION

Key Financial Data	9
Consolidated Balance Sheets	10
Consolidated Statements of Income	11
Consolidated Statements of Cash Flows	12
Same Property Results	13
Debt Summary	14
Debt Maturity Schedule	15
Leverage Ratios and Coverage Ratios	16
Tenant Improvements, Leasing Costs and Capital Improvements	17
2010 Acquisitions Information	18

PROPERTY AND LEASING INFORMATION

Property Schedule	20
Tenant List	21
Occupancy and Leasing Summary	22
Lease Expiration Schedule	23

EXHIBITS

Calculation of EBITDA	A
Calculation and Reconciliation of Property Net Operating Income (NOI)	B
Calculation of Funds from Operations (FFO)	C

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•       OUR ABILITY TO PAY DISTRIBUTIONS IN THE FUTURE AND THE EXPECTED AMOUNTS THEREOF,

•       OUR ACQUISITIONS AND SALES OF PROPERTIES,

•       THE CREDIT QUALITY OF OUR TENANTS,

•       THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•       OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•       OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•       THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

•       OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•       OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•       OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL, AND

•       OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                     THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                     COMPETITION WITHIN THE REAL ESTATE INDUSTRY,

•                     ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, COMMONWEALTH REIT, OR CWH, AND REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND THEIR AFFILIATES,

•                     COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, AND

•                     LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•       CONTINGENCIES IN OUR ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                     SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES,

•                     RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                     OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS; WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                     IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE, AND,

•                     OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS PROPERTY OPERATING EXPENSES, WHICH EXCEED OUR CAPITAL COSTS; WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWERE IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, OR OUR ANNUAL REPORT AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, IDENTIFIES OTHER FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “RISK FACTORS” IN OUR ANNUAL REPORT AND IN OUR QUATERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

COMPANY PROFILE

The Company:

Government Properties Income Trust, or GOV, we or us, is a real estate investment trust, or REIT, which owns buildings majority leased to government tenants located throughout the United States.  The majority of our properties are commercial office buildings.  As of September 30, 2010, we owned 53 properties with approximately 6.5 million square feet.  Forty three properties are primarily leased to the U.S. Government and ten are primarily leased to the state governments of California, Maryland, Massachusetts, Minnesota and South Carolina.  GOV was formed in February 2009 and became a public company on June 8, 2009.  We are included in the Russell 2000® stock index and the MSCI US REIT index.

Strategy:

Our primary business strategy is to maintain our properties, seek to renew our leases as they expire, selectively acquire additional properties that are majority leased to government tenants and to pay distributions to shareholders.  As current leases expire, we will attempt to renew our leases with our existing tenants or enter into leases with new tenants, in both circumstances at rents which are equal to or greater than the rents we now receive.  Our ability to renew leases with our existing tenants or to enter into new leases with new tenants and the rents we are able to charge will be dependent in large part upon market conditions which are generally beyond our control.  Although we sometimes may sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any real estate investments in off balance sheet entities.

Management:

GOV is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of September 30, 2010, RMR manages one of the largest portfolios of publicly owned real estate in the North America, including 1,380 properties, located in 46 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has over 620 employees in its headquarters and regional offices located throughout the country. In addition to managing GOV, RMR also manages CommonWealth REIT, or CWH, a publicly traded REIT that owns office and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties. RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers, which is a tenant of HPT. An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invests in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of approximately $17.6 billion as of September 30, 2010. We believe that being managed by RMR is a competitive advantage for GOV because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to GOV at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 219-1440

(f)  (617) 796-8267

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares — GOV

Issuer Ratings:

Moody’s — Baa3

Standard & Poor’s — BBB-

Portfolio Data (as of 9/30/10):

Total properties	53
Total sq. ft. (000s)	6,469
Percent leased	96.0%

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Barbara D. Gilmore
Independent Trustee

Senior Management

Adam D. Portnoy	David M. Blackman
President	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Government Properties Income Trust 400 Centre Street Newton, MA 02458 (t) (617) 219-1440 (f) (617) 796-8267 (e-mail) info@govreit.com (website) www.govreit.com

Financial inquiries should be directed to David M. Blackman, Treasurer and Chief Financial Officer, at (617) 219-1440 or dblackman@govreit.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Vice President, Investor Relations, at (617) 796-8222 or tbonang@govreit.com, or Elisabeth Heiss, Manager, Investor Relations, at (617) 796-8222 or eheiss@govreit.com.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

RESEARCH COVERAGE

Equity Research Coverage

Banc of America Merrill Lynch Research	Janney Capital Markets
James Feldman	Daniel P. Donlan
(212) 449-6255	(215) 665-6476

Jefferies & Company, Inc.	Morgan Keegan
Omotayo Okusanya	Stephen Swett
(212) 336-7076	(212) 508-7585

RBC Capital Markets	Wells Fargo Securities
David Rodgers	Brendan Maiorana
(440) 715-2647	(443) 263-6516

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori D. Marks	Susan Madison
(212) 553-0376	(212) 438-4516

GOV is followed by the analysts and its credit is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding GOV’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of GOV or its management.  GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2010		6/30/2010		3/31/2010		12/31/2009		9/30/2009

Shares Outstanding:
Common shares outstanding (at end of period)	40,501		31,264		31,256		21,481		21,481
Weighted average common shares outstanding	36,369		31,261		29,084		21,481		21,455

Common Share Data:
Price at end of period	$26.70		$25.52		$26.01		$22.98		$24.01
High during period	$28.53		$28.40		$26.01		$25.50		$24.35
Low during period	$24.65		$23.95		$21.64		$21.79		$18.76

Selected Balance Sheet Data:
Total assets	$898,581		$686,278		$606,549		$514,813		$438,867
Total liabilities	$131,113		$132,898		$48,385		$162,763		$72,895
Gross book value of real estate assets (1)	$1,012,141		$806,584		$668,806		$595,281		$521,480
Total debt / gross book value of real estate (1)	9.8%		14.6%		5.4%		24.3%		12.5%

Book Capitalization:
Total debt	$98,760		$117,944		$36,126		$144,375		$65,375
Plus: total stockholders’ equity	767,468		553,380		558,164		352,050		365,972
Total book capitalization	$866,228		$671,324		$594,290		$496,425		$431,347
Total debt / total book capitalization	11.4%		17.6%		6.1%		29.1%		15.2%

Market Capitalization:
Total debt (book value)	$98,760		$117,944		$36,126		$144,375		$65,375
Plus: market value of common shares (at end of period)	1,081,377		797,857		812,969		493,633		515,759
Total market capitalization	$1,180,137		$915,801		$849,095		$638,008		$581,134
Total debt / total market capitalization	8.4%		12.9%		4.3%		22.6%		11.2%

Selected Income Statement Data:
Rental income	$30,746		$25,940		$23,355		$20,654		$19,656
EBITDA (2)	$14,998		$14,839		$13,279		$11,122		$11,485
Property net operating income (NOI) (3)	$19,471		$17,480		$15,553		$13,243		$12,937
NOI margin (4)	63.3%		67.4%		66.6%		64.1%		65.8%
Net income	$6,669		$7,735		$6,851		$5,415		$6,185
Funds from operations (FFO) (5)	$15,677		$14,147		$12,575		$10,223		$10,220

Per Share Data :
Net income	$0.18		$0.25		$0.24		$0.25		$0.29
FFO (5)	$0.43		$0.45		$0.43		$0.48		$0.48

Coverage Ratios:
EBITDA (2) / interest expense	7.6	x	8.8	x	8.7	x	6.5	x	7.8	x

(1)	Gross book value of real estate assets is real estate properties at cost, plus acquisition costs, before purchase price allocations and less impairment writedowns, if any.
(2)	See Exhibit A for calculation of EBITDA.
(3)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses. See Exhibit B for calculation of NOI and reconciliation of NOI to net income.
(4)	NOI margin is defined as NOI as a percentage of rental income. See Exhibit B for more information.
(5)	See Exhibit C for calculation of funds from operations, or FFO, and FFO per share.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of	As of
	9/30/2010	12/31/2009

ASSETS
Real estate properties:
Land	$137,674	$74,009
Buildings and improvements	781,185	502,748
	918,859	576,757
Accumulated depreciation	(125,479)	(113,027)
	793,380	463,730

Acquired real estate leases, net	55,129	15,310
Cash and cash equivalents	2,314	1,478
Restricted cash	860	—
Rents receivable, net	21,052	13,544
Deferred leasing costs, net	1,085	1,330
Deferred financing costs, net	4,383	5,204
Due from affiliates	895	103
Other assets, net	19,483	14,114
Total assets	$898,581	$514,813

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgage notes payable	$35,760	$—
Revolving credit facility	63,000	144,375
Accounts payable and accrued expenses	17,467	13,985
Due to affiliates	3,467	837
Acquired real estate lease obligations, net	11,419	3,566
Total liabilities	131,113	162,763

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 40,500,800 and 21,481,350 shares issued and outstanding, respectively	405	215
Additional paid in capital	776,922	357,627
Cumulative net income	34,795	13,541
Cumulative common distributions	(44,654)	(19,333)
Total shareholders’ equity	767,468	352,050
Total liabilities and shareholders’ equity	$898,581	$514,813

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Rental income (1)	$30,746	$19,656	$80,040	$58,304

Expenses:
Real estate taxes	3,292	2,031	8,624	6,250
Utility expenses	2,836	1,799	6,246	4,843
Other operating expenses	5,147	2,889	12,667	8,600
Depreciation and amortization	6,321	3,828	16,602	11,189
Acquisition related costs	2,687	207	4,542	207
General and administrative	1,833	1,216	4,909	2,829
Total expenses	22,116	11,970	53,590	33,918

Operating income	8,630	7,686	26,450	24,386

Interest and other income	12	1	80	45
Interest expense (including net amortization of debt premiums and deferred financing fees of $635, $562, $1,791 and $989, respectively)	(1,973)	(1,472)	(5,182)	(3,832)
Equity in earnings (losses) of an investee	35	—	(17)	—

Income before income tax expense	6,704	6,215	21,331	20,599

Income tax expense	(35)	(30)	(77)	(30)
Net income	$6,669	$6,185	$21,254	$20,569

Weighted average common shares outstanding (2)	36,369	21,455	32,265	12,852

Net income per common share (2)	$0.18	$0.29	$0.66	$1.60

Additional Data:
General and administrative expenses / rental income	5.96%	6.19%	6.13%	4.85%
General and administrative expenses / total assets (at end of period)	0.20%	0.30%	0.55%	0.69%

Non cash straight line rent adjustments (1)	$49	$(172)	$(75)	$(397)
Lease value amortization (1)	$(128)	$70	$(80)	$240
Lease termination fees included in rental income	$—	$—	$57	$—
Capitalized interest expense	$—	$—	$—	$—

(1)

We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes reimbursements, tax escalations, parking revenues, service income and other fixed and variable obligations of our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

(2)

Prior to completion of its IPO on June 8, 2009, GOV did not have any publicly traded outstanding common shares. If the IPO had been completed on January 1, 2009, GOV’s weighted average common shares outstanding for the nine months ended September 30, 2009 would have been 21,469.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Nine Months Ended
	9/30/2010	9/30/2009
Cash flows from operating activities:
Net income	$21,254	$20,569
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	13,612	10,018
Net amortization of debt premium and deferred financing fees	1,791	989
Amortization of acquired real estate leases	2,715	603
Other amortization	354	326
Share based compensation expense	546	249
Equity in losses of an investee	18	—
Change in assets and liabilities:
(Increase) decrease in restricted cash	(860)	1,334
(Increase) decrease in deferred leasing costs	(109)	(1)
(Increase) decrease in rents receivable	(7,508)	(4,101)
(Increase) decrease in due from affiliates	(792)	(5,109)
(Increase) decrease in other assets	(2,253)	172
Increase (decrease) in accounts payable and accrued expenses	12,320	402
Increase (decrease) in due to affiliates	2,630	1,820
Cash provided by operating activities	43,718	27,271

Cash flows from investing activities:
Real estate acquisitions and improvements	(344,481)	(23,308)
Investment in Affiliates Insurance Company	(76)	—
Cash used in investing activities	(344,557)	(23,308)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	418,431	205,511
Repayment of mortgage loans	(391)	(134)
Borrowings on revolving credit facility	217,000	293,500
Payments on revolving credit facility	(298,375)	(228,125)
Financing fees	(1,076)	(6,755)
Distributions to common shareholders	(33,914)	—
Equity distributions	—	(265,763)
Cash provided by (used in) financing activities	301,675	(1,766)

(Decrease) increase in cash and cash equivalents	836	2,197
Cash and cash equivalents at beginning of period	1,478	97
Cash and cash equivalents at end of period	$2,314	$2,294

Supplemental cash flow information:
Interest paid	$3,208	$2,728
Taxes paid	137	—

Non-cash operating activities
Equity distributions	$—	$8,047

Non-cash investing activities
Assumption of mortgage debt in connection with real estate acquisitions	$(35,196)	$—

Non-cash financing activities
Mortgage debt assumed	$35,196	$—
Issuance of common shares pursuant to our equity compensation plan	(546)	(250)

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

SAME PROPERTY RESULTS

(dollars and sq. ft. in thousands)

	For the Three Months Ended (1)		For the Nine Months Ended (2)
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Properties	29	29	29	29
Total sq. ft.	3,304	3,304	3,304	3,304
Percent leased (3)	100.0%	99.6%	100.0%	99.6%
Rental income (4)	$18,940	$19,441	$57,110	$58,088
Property net operating income (NOI) (5)	$11,981	$12,760	$37,039	$38,433
NOI % growth	-6.1%		-3.6%

(1)          Based on properties owned continuously since 7/1/2009 by us.

(2)          Based on properties owned continuously since 1/1/2009 by us or our predecessor.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent expense adjustments and non-cash amortization of intangible lease assets and liabilities.  Rental income also includes reimbursements, tax escalations, parking revenues, service income and other fixed and variable payments received by us from of our tenants.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses. See Exhibit B for NOI and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance (1)	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Secured debt - One property in Landover, MD	6.21%	6.21%	$24,800	8/1/2016	$15,168	5.8
Secured debt - One property in Lakewood, CO	8.15%	6.15%	10,960	3/1/2021	—	10.4
Total / weighted average secured fixed rate debt	6.80%	6.19%	$35,760		$15,168	7.2

Secured Floating Rate Debt:
$250 million secured revolving credit facility (2)	3.26%	3.26%	$63,000	4/24/2012	$63,000	1.6

Summary Debt:
Total / weighted average secured fixed rate debt	6.80%	6.19%	$35,760		$15,168	7.2
Total / weighted average floating rate debt	3.26%	3.26%	63,000		63,000	1.6
Total / weighted average debt	4.54%	4.32%	$98,760		$15,168	3.6

(1)   Includes the effect of mark to market accounting at the assumption of the mortgages.  Excludes effects of offering and transaction costs.

(2)   Interest is generally set at LIBOR plus a spread which varies based upon our leverage; the coupon rate and interest rate listed above is as of September 30, 2010.   Effective 10/28/2010, this facility was replaced with a $500 million unsecured floating rate facility that matures 10/27/2013. Subject to meeting certain conditions and payment of a fee, GOV may extend the maturity date to 10/27/2014. If this new facility had been in effect on 9/30/2010, the coupon rate for the revolving credit facility would have been 2.56%.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Secured	Secured
	Fixed Rate	Floating
Year	Debt	Rate Debt (1)	Total (2)

2010	$152	$—	$152
2011	729	—	729
2012	968	63,000	63,968
2013	1,049	—	1,049
2014	1,132	—	1,132
2015	1,222	—	1,222
2016	24,463	—	24,463
2017	1,045	—	1,045
2018	1,133	—	1,133
2019 and thereafter	2,911	—	2,911
Total	$34,804	$63,000	$97,804

Percent	35.6%	64.4%	100.0%

(1)          Represents amounts outstanding on GOV's $250 million secured revolving credit facility at 9/30/2010.  Effective 10/28/2010, this facility was replaced with an unsecured floating rate facility that matures 10/27/2013.  Subject to meeting certain conditions and payment of a fee, GOV may extend the maturity date to 10/27/2014.

(2)          The total debt as of 9/30/2010, including unamortized premiums, was $98,760.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

LEVERAGE RATIOS AND COVERAGE RATIOS

	As of and for the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Leverage Ratios:

Total debt / total assets(1)	11.0%	17.2%	6.0%	28.0%	14.9%
Total debt / gross book value of real estate assets (2)	9.8%	14.6%	5.4%	24.3%	12.5%
Total debt / total market capitalization(1)	8.4%	12.9%	4.3%	22.6%	11.2%
Total debt / total book capitalization(1)	11.4%	17.6%	6.1%	29.1%	15.2%
Secured debt / total assets	11.0%	17.2%	6.0%	28.0%	14.9%

Coverage Ratios:

EBITDA (3) / interest expense (4)	7.6x	8.8x	8.7x	6.5x	7.8x

(1)          Debt includes the effect of mark to market accounting for mortgage debts assumed at the time of certain real estate acquisitions.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)          See Exhibit A for calculation of EBITDA.

(4)          Interest expense includes the net amortization of debt premiums and deferred financing fees.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Tenant improvements (TI)	$648	$87	$209	$438	$224
Leasing costs (LC)	62	22	25	8	1
Total TI and LC	710	109	234	446	225

Building improvements (1)	369	200	33	868	154
Development, redevelopment and other activities (2)	251	212	13	516	—
Total capital improvements, including TI and LC	$1,330	$521	$280	$1,830	$379

Sq. ft. beginning of period	4,905	4,390	3,957	3,304	3,304
Sq. ft. end of period	6,471	4,905	4,390	3,957	3,626
Average sq. ft. during period	5,688	4,648	4,174	3,631	3,465

Building improvements per average sq. ft. during period	$0.06	$0.04	$0.01	$0.24	$0.04

(1)   Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(2)   Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

Government Properties Income Trust

Supplemental Operating and Financial Data

2010 ACQUISITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

								Weighted
								Average
					Purchase			Remaining
Date		Number of		Purchase	Price (1) /	Cap		Lease	Percent
Acquired		Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)		Term (3)	Leased (4)	Major Tenant - Occupant

Jan-10	12795 West Alameda Parkway, Lakewood, CO	1	167	$28,710	$171.92	10.2%		9.7	100.0%	U.S. Government - National Parks Service
Feb-10	3300 75th Avenue, Landover, MD	1	266	43,650	164.10	9.0%		9.5	100.0%	U.S. Government - Defense Intelligence Agency
Apr-10	65 Bowdoin Street, Burlington, VT	1	27	9,700	359.26	8.6%		14.3	100.0%	U.S. Government - Office of Security and Integrity
Apr-10	11411 Jefferson Avenue, Detroit, MI	1	56	21,300	380.36	8.7%		12.8	100.0%	U.S. Government - U.S. Citizenship & Immigration Services
May-10	75 Pleasant Street, Malden, MA	1	126	40,500	321.43	9.1%		8.6	100.0%	Commonwealth of Massachusetts - Department of Education
Jun-10	One Montvale Avenue, Stoneham, MA	1	98	14,709	150.09	8.9	%(5)	8.9	92.7%	U.S. Government - Various federal agencies
Jun-10	400 State Avenue, Kansas City, KS	1	171	13,112	76.68	8.9	%(5)	5.4	95.5%	U.S. Government - Various federal agencies
Jun-10	711 14th Avenue, Safford, AZ	1	38	12,559	330.50	8.9	%(5)	13.9	100.0%	U.S. Government - Bureau of Land Management
Jul-10	3285 E. Hemisphere Loop, Tucson, AZ	1	35	2,884	82.40	8.9	%(5)	1.6	100.0%	U.S. Government - Drug Enforcement Agency
Jul-10	4181 Ruffin Road, San Diego, CA	1	142	16,482	116.07	8.9	%(5)	7.8	50.0%	U.S. Government - Various federal agencies
Jul-10	220 E. Bryan Street, Savannah, GA	1	36	3,348	93.00	8.9	%(5)	0.9	100.0%	U.S. Government - Federal Bureau of Investigation
Jul-10	330 South Second Avenue, Minneapolis, MN	1	200	23,231	116.16	8.9	%(5)	3.8	53.8%	U.S. Government - Various federal agencies
Jul-10	435 Montano Boulevard, Albuquerque, NM	1	29	2,394	82.55	8.9	%(5)	1.3	100.0%	U.S. Government - Bureau of Land Management
Aug-10	625 Indiana Avenue, NW, Washington, DC	1	155	51,503	332.28	8.9	%(5)	4.3	100.0%	U.S. Government - Defense Nuclear Facilities Safety Board
Aug-10	251 Causeway Street, Boston, MA	1	133	23,813	179.05	8.9	%(5)	2.8	98.8%	Commonwealth of Massachusetts - Dept. of Environmental Affairs
Sep-10	4700 River Road, Riverdale, MD	1	338	41,731	123.46	8.9	%(5)	4.5	100.0%	U.S. Government - Department of Agriculture
Sep-10	55 North Robinson Avenue, Oklahoma City, OK	1	186	8,302	44.63	8.9	%(5)	2.4	89.6%	U.S. Government - Internal Revenue Service
Sep-10	101 Executive Center Drive, Columbia, SC	1	51	3,927	77.00	8.9	%(5)	1.8	73.8%	State of South Carolina - Public Service Commission
Sep-10	111 Executive Center Drive, Columbia, SC	1	58	3,190	55.00	8.9	%(5)	4.3	84.7%	State of South Carolina - Technical College System
Sep-10	200 Jefferson Avenue, Memphis, TN	1	205	9,815	47.88	8.9	%(5)	4.8	83.6%	U.S. Government - Bankruptcy Courts
Oct-10	9800 Grand Oak Circle, Tampa, FL	1	68	13,500	198.77	9.0%		7.5	100.0%	U.S. Government - Department of Veterans Affairs
	Total / Weighted Average	21	2,585	$388,360	$150.24	9.0%		7.0	93.6%

(1)          Represents the gross contract purchase price and excludes acquisition costs, amounts necessary to adjust assumed liabilities to their fair values and purchase price allocations to intangibles.

(2)          Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the purchase price on the date of acquisition.

(3)          Average remaining lease term based on rental income as of the date of acquisition.

(4)          Percent leased as of the date of acquisition.

(5)          In June 2010, GOV entered a series of agreements to acquire 15 properties for an aggregate purchase price of $231 million, excluding acquisition costs.  The cap rate presented for these properties is the expected cap rate for the 15 properties combined.

PROPERTY AND LEASING INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

PROPERTY SCHEDULE

					% NOI
					Three Months
	Location	Sq. Ft.	% Sq. Ft.	% Rental Income(1)	ended 9/30/10 (2)
1	20 Massachusetts Avenue, Washington DC	339,541	5.30%	9.7%	11.6%
2	5045 East Butler Avenue, Fresno CA	531,976	8.20%	6.2%	9.8%
3	3300 75th Avenue, Landover MD	266,000	4.10%	3.4%	5.2%
4	1401 Rockville Pike, Rockville MD	188,444	2.90%	4.5%	4.1%
5	75 Pleasant Street, Malden MA	125,521	1.90%	3.5%	4.0%
6	915 L Street, Sacramento CA	163,840	2.50%	3.7%	4.0%
7	12795 W. Alameda Parkway, Lakewood CO	166,745	2.60%	3.0%	3.9%
8	4560 Viewridge Road, San Diego CA	147,955	2.30%	2.2%	3.0%
9	12 Executive Park Drive, Atlanta GA	128,390	2.00%	2.2%	2.9%
10	201 Indianola Avenue, Phoenix AZ	97,145	1.50%	2.5%	2.8%
11	8 Corporate Boulevard, Atlanta GA	151,252	2.30%	2.5%	2.8%
12	5600 Columbia Pike, Falls Church VA	164,746	2.50%	2.4%	2.8%
13	11411 Jefferson Avenue, Detroit MI	55,966	0.90%	1.7%	2.4%
14	10-12 Celina Drive, Nashua NH	321,800	5.00%	1.8%	2.4%
15	130-138 Delaware Avenue, Buffalo NY	124,647	1.90%	2.0%	2.0%
16	625 Indiana Avenue, NW, Washington, DC	154,530	2.40%	4.6%	2.0%
17	9800 Goethe Road, Sacramento CA	110,500	1.70%	1.4%	1.8%
18	2420 Stevens Center Place, Richland WA	92,914	1.40%	1.3%	1.7%
19	2020 S. Arlington Heights Road, Arlington Heights IL	57,770	0.90%	1.3%	1.6%
20	One Montvale Avenue, Stoneham MA	97,777	1.50%	1.6%	1.6%
21	400 State Avenue, Kansas City KS	170,817	2.60%	1.8%	1.5%
22	7401 West Mansfield, Lakewood CO	70,884	1.10%	1.3%	1.4%
23	16194 West 45th Street, Golden CO	43,232	0.70%	1.1%	1.3%
24	701 Clay Road, Waco TX	137,782	2.10%	1.5%	1.3%
25	65 Bowdoin Street, Burlington VT	26,609	0.40%	0.7%	1.2%
26	7301 West Mansfield, Lakewood CO	70,904	1.10%	1.1%	1.2%
27	9797 Aero Drive, San Diego CA	94,272	1.50%	1.3%	1.2%
28	4241 & 4300 NE 34th Street, Kansas City MO	98,073	1.50%	1.1%	1.2%
29	12 Corporate Boulevard, Atlanta GA	99,084	1.50%	1.0%	1.2%
30	251 Causeway Street, Boston MA	132,876	2.10%	2.7%	1.2%
31	7201 West Mansfield, Lakewood CO	71,208	1.10%	1.1%	1.1%
32	5353 Yellowstone Road, Cheyenne WY	122,647	1.90%	1.0%	1.1%
33	4181 Ruffin Road, San Diego CA	141,634	2.20%	1.7%	1.1%
34	4700 River Road, Riverdale MD	337,500	5.20%	6.5%	1.1%
35	711 14th Avenue, Safford AZ	36,139	0.60%	0.7%	1.0%
36	9174 Sky Park Centre, San Diego CA	43,918	0.70%	0.7%	1.0%
37	4201 Patterson Avenue, Baltimore MD	84,674	1.30%	0.9%	1.0%
38	330 South Second Avenue, Minneapolis MN	200,346	3.10%	1.8%	1.0%
39	2430 Stevens Center Place, Richland WA	47,238	0.70%	0.7%	0.9%
40	20400 Century Boulevard, Germantown MD	80,550	1.30%	1.1%	0.9%
41	2645 and 2655 Long Lake Road, Roseville MN	61,426	0.90%	0.7%	0.8%
42	110 Centerview Drive, Columbia SC	71,580	1.10%	0.8%	0.8%
43	1 Corporate Boulevard, Atlanta GA	37,554	0.60%	0.5%	0.6%
44	11 Corporate Boulevard, Atlanta GA	32,158	0.50%	0.3%	0.4%
45	10 Corporate Boulevard, Atlanta GA	32,828	0.50%	0.3%	0.4%
46	3285 E. Hemisphere Loop, Tucson AZ	34,500	0.50%	0.6%	0.4%
47	220 E. Bryan Street, Savannah GA	35,759	0.60%	0.4%	0.3%
48	200 Jefferson Avenue, Memphis TN	204,694	3.20%	2.4%	0.3%
49	435 Montano Boulevard, Albuquerque NM	29,045	0.40%	0.3%	0.2%
50	882 TJ Jackson Drive, Falling Waters WV	36,818	0.60%	0.5%	0.2%
51	101 Executive Center Drive, Columbia SC	50,947	0.80%	0.4%	0.1%
52	111 Executive Center Drive, Columbia SC	58,085	0.90%	0.5%	0.1%
53	55 North Robinson Avenue, Oklahoma City OK	185,881	2.90%	1.0%	0.1%

		6,469,121	100.0%	100.0%	100.0%

(1)          Percentage of rental income is calculated using the annualized rent from tenants pursuant to signed leases as of 9/30/2010, plus estimated expense reimbursements; and excludes lease value amortization.

(2)          Percentage of NOI is calculated using the net operating income and is defined as property rental income less property operating expenses. See Exhibit B for the calculation and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

TENANT LIST

(sq. ft. in thousands)

			% of Total	% of Rental
	Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)
	US Government:
1	U.S. Citizenship & Immigration Service	334,750	5.2%	8.3%
2	Internal Revenue Service	734,649	11.3%	7.9%
3	Centers for Disease Control	481,266	7.4%	6.8%
4	Department of Agriculture	337,500	5.2%	6.5%
5	Department of Justice	248,215	3.8%	6.4%
6	Federal Bureau of Investigation	270,387	4.2%	5.1%
7	Department of Veterans Affairs	246,331	3.8%	4.2%
8	National Business Center	212,996	3.3%	3.4%
9	Defense Intelligence Agency	266,000	4.1%	3.4%
10	Drug Enforcement Agency	197,339	3.1%	3.1%
11	Department of Energy	220,702	3.4%	3.1%
12	National Park Service	166,745	2.6%	3.0%
13	Food and Drug Administration	133,920	2.1%	3.0%
14	U.S. Courts	102,608	1.6%	2.4%
15	Defense Information Systems	163,407	2.5%	2.4%
16	Bureau of Land Management	183,325	2.8%	1.9%
17	U.S. Postal Service	321,800	5.0%	1.8%
18	Defense Nuclear Facilities Safety Board	58,931	0.9%	1.4%
19	Occupational Health and Safety Administration	57,770	0.9%	1.3%
20	Department of Housing and Urban Development	89,376	1.4%	1.1%
21	Environmental Protection Agency	43,232	0.7%	1.1%
22	Financial Management Service	98,073	1.5%	1.1%
23	Military Entrance Processing Station	27,634	0.4%	0.8%
24	Bureau of Prisons	51,138	0.8%	0.6%
25	Equal Employment Opportunity Commission	19,409	0.3%	0.3%
26	National Labor Relations Board	10,615	0.2%	0.2%
27	Department of Homeland Security	6,419	0.1%	0.1%
28	State Department	5,928	0.1%	0.1%
29	Executive Office for Immigration Review	5,500	0.1%	0.1%
30	Department of Labor	6,459	0.1%	0.1%

	State Government:
1	State of Massachusetts - two agency occupants	223,744	3.5%	5.2%
2	State of California - four agency occupants	264,001	4.1%	4.3%
3	State of South Carolina - five agency occupants	137,897	2.1%	1.4%
4	State of Maryland - three agency occupants	84,674	1.3%	0.9%
5	State of Minnesota - Lottery	71,821	1.1%	0.8%

	91 Non government Tenants	323,561	5.0%	6.4%

	Subtotal Leased Square Feet	6,208,122	96.0%	100.0%

	Available for Lease	260,999	4.0%	—

	Total Square Feet	6,469,121	100.0%	100.0%

(1)          Sq. ft. is pursuant to signed leases as of 9/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)          Percentage of rental income is calculated using annualized rent from tenants pursuant to signed leases as of 9/30/2010, plus estimated expense reimbursements; and excludes lease value amortization.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

OCCUPANCY AND LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Properties	53	41	35	33	30
Total sq. ft. (1)	6,469	4,905	4,390	3,957	3,626
Percentage leased	96.0%	99.7%	100.0%	99.9%	99.6%

Leasing Activity (sq. ft.):
New leases	5	2	3	14	10
Renewals	71	11	1	—	—
Total	76	5	4	14	10

Capital Commitments (2):
New leases	$18	$44	$8	$188	$2
Renewals	13	90	16	—	—
Total	$31	$134	$24	$188	$2

Capital Commitments per Sq. Ft. (2):
New leases	$3.82	$21.25	$2.39	$13.05	$0.15
Renewals	$0.18	$8.60	$15.87	$—	$—
Total	$0.40	$10.68	$5.46	$13.05	$0.15

Weighted Average Lease Term by Sq. Ft. (years):
New leases	1.8	5.3	1.1	5.4	6.3
Renewals	5.2	3.7	5.8	—	—
Total	5.0	4.0	2.2	5.4	6.3

Capital Commitments per Sq. Ft. per Year:
New leases	$2.09	$4.03	$2.13	$2.42	$0.02
Renewals	$0.03	$2.32	$2.72	$—	$—
Total	$0.08	$2.70	$2.43	$2.42	$0.02

(1)          Sq. ft. measurements are subject to modest changes when space is remeasured or reconfigured for new tenants.

(2)          Represents commitments to tenant improvements and leasing costs.

The above leasing summary is based on leases executed during the periods indicated.

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Rental Income Expiring (2)	% of Rental Income Expiring	Cumulative % of Rental Income Expiring
2010	128	2.1%	2.1%	$5,432	3.8%	3.8%
2011	765	12.3%	14.4%	15,228	10.6%	14.4%
2012	1,003	16.2%	30.6%	27,626	19.3%	33.7%
2013	1,017	16.4%	47.0%	16,824	11.7%	45.4%
2014	346	5.6%	52.6%	6,959	4.9%	50.3%
2015	1,023	16.5%	69.1%	22,711	15.9%	66.2%
2016	287	4.6%	73.7%	7,196	5.0%	71.2%
2017	498	8.0%	81.7%	9,778	6.8%	78.0%
2018	280	4.5%	86.2%	9,503	6.6%	84.6%
2019 and thereafter	861	13.8%	100.0%	21,964	15.4%	100.0%
Total	6,208	100.0%		$143,221	100.0%

Weighted average remaining lease term (in years)	4.4			4.5

(1)          Sq. ft. is pursuant to signed leases as of 9/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)          Rental income is annualized rent from tenants pursuant to signed leases as of 9/30/2010, plus estimated expense reimbursements; and excludes lease value amortization.

EXHIBITS

EXHIBIT A

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income	$6,669	$6,185	$21,254	$20,569
Plus: interest expense	1,973	1,472	5,182	3,832
Plus: income tax expense	35	30	77	30
Plus: depreciation and amortization	6,321	3,828	16,602	11,189
EBITDA	$14,998	$11,515	$43,115	$35,620

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense, if any, and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest expense and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other companies may calculate EBITDA differently than us.

EXHIBIT B

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Calculation of NOI:
Rental income (1)	$30,746	$19,656	$80,040	$58,304
Operating expenses	(11,275)	(6,719)	(27,537)	(19,693)
Property net operating income (NOI)	$19,471	$12,937	$52,503	$38,611

Reconciliation of NOI to Net Income:
Property net operating income (NOI)	$19,471	$12,937	$52,503	$38,611
Depreciation and amortization	(6,321)	(3,828)	(16,602)	(11,189)
Acquisition related costs	(2,687)	(207)	(4,542)	(207)
General and administrative	(1,833)	(1,216)	(4,909)	(2,829)
Operating income	8,630	7,686	26,450	24,386

Interest and other income (expense), net	12	1	80	45
Interest expense	(1,973)	(1,472)	(5,182)	(3,832)
Income tax expense	(35)	(30)	(77)	(30)
Equity in earnings (losses) of an investee	35	—	(17)	—
Net income	$6,669	$6,185	$21,254	$20,569

(1)   We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments of approximately $49 and ($172) for the three months ended September 30, 2010 and 2009, respectively, and ($75) and ($397) for the nine months ended September 30, 2010 and 2009, respectively.  Rental income includes non-cash amortization of intangible lease assets and liabilities of approximately ($127) and $40 for the three months ended September 30, 2010 and 2009, respectively, and ($70) and $240 for the nine months ended September 30, 2010 and 2009, respectively.  Rental income also includes reimbursements, tax escalations, parking revenues, service income and other fixed and variable payments received by us from our tenants.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure of our operating performance because we believe it helps both investors and management understand the operations of our properties.  We believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and among REITs.  Our management uses NOI to evaluate individual and company wide property level performance.  The calculation of NOI excludes depreciation and amortization, acquisition related costs, and general and administrative expenses from the calculation of net income in order to provide results that are more closely related to our properties' results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available or cash flow from operating activities as a measure of financial performance.  Also, some REITs may calculate NOI differently than us.

EXHIBIT C

Government Properties Income Trust

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income	$6,669	$6,185	$21,254	$20,569
Plus: depreciation and amortization	6,321	3,828	16,602	11,189
Plus: acquisition related costs	2,687	207	4,542	207
FFO	$15,677	$10,220	$42,398	$31,965

Weighted average common shares outstanding (1)	36,369	21,455	32,265	12,852

FFO per share (1)	$0.43	$0.48	$1.31	$2.49

(1)          Prior to completion of its IPO on June 8, 2009, GOV did not have any publicly traded outstanding common shares. If the IPO had been completed on January 1, 2009, GOV’s weighted average common shares outstanding for the nine months ended September 30, 2009 would have been 21,469.

We compute FFO as shown above.  Our calculations of FFO differ from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition related costs from the determination of FFO.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as acquisition related costs and depreciation expense, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.  Other REITs may calculate FFO differently than us.